UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

AMT-FREE NEW YORK MUNICIPAL FUND

ANNUAL REPORT 9.30.2013

Table of Contents

Fund Performance Discussion	3

Top Holdings and Allocations	14

Fund Expenses	18

Statement of Investments	20

Statement of Assets and Liabilities	35

Statement of Operations	37

Statements of Changes in Net Assets	38

Statement of Cash Flows	39

Financial Highlights	40

Notes to Financial Statements	44

Report of Independent Registered Public Accounting Firm	63

Federal Income Tax Information	64

Board Approval of the Fund’s Investment Advisory Agreement	65

Special Shareholder Meeting	68

Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	70

Trustees and Officers	71

Privacy Policy Notice	79

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund		Barclays Municipal Bond
	Without Sales Charge	With Sales Charge	Index
1-Year	-6.68%	-11.11%	-2.21%
5-Year	6.51	5.47	5.98
10-Year	4.24	3.74	4.40

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester AMT-Free New York Municipal Fund, from Oppenheimer AMT-Free New York Municipals, on January 28, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

During a reporting period characterized by rising yields during three of its four quarters, this Fund produced a tax-free distribution yield of 5.77% at net asset value (NAV), outperforming the average in its Lipper category. Investor confidence weakened in the final third of this reporting period after the Federal Reserve’s testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative. As a result, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. For the reporting period ended September 30, 2013, the total return was -6.68% (without sales charge).

MARKET OVERVIEW

Despite the sluggishness of the U.S. economy throughout this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In June, for example, the Fed announced that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

By the time Fed Chairman Ben S. Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears about future interest rates into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.77%
Dividend Yield with sales charge	5.49
Standardized Yield	5.62
Taxable Equivalent Yield	10.89
Last distribution (9/24/13)	$0.052

Total distributions (10/1/12 to 9/30/13)	$0.646

Endnotes for this discussion begin on page 16 of this report

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Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of September 30, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.26%, up 131 basis points from September 28, 2012, the last business day of the Fund’s 2012 fiscal year. On September 30, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.70%, up 96 basis points from the September 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.30%, up 13 basis points from the September 2012 date.

The potential for tapering and changes to the Fed Funds rate were not the only topics emanating from Washington, D.C., at the end of this reporting period. The executive and legislative branches were enmeshed in a partisan debate over the federal budget and, as the reporting period ended, a shutdown of the federal government began.

Additionally, speculation about who would succeed Fed Chairman Ben S. Bernanke was widespread. Many news reports sought to discern how policies might change under new leadership. While Lawrence Summers was seen as the early front runner, he withdrew from consideration in mid-September. Janet Yellen became the front runner thereafter.

Late in this reporting period, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules.

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The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so. Media coverage about Detroit’s filing and about Puerto Rico debt contributed to market volatility in the last 3 months of this reporting period; details about this Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Early in this reporting period, Hurricane Sandy pummeled the New York City metropolitan area, and hurricane relief was a prominent talking point among New York’s elected officials during this reporting period. In his January 2013 State of the State Address, for example, Gov. Andrew M. Cuomo proposed a $1 billion program to build or preserve 14,000 housing units over the next 5 years. New York City Mayor Michael Bloomberg, in his final State of the City Address in February 2013, also focused on rebuilding efforts, calling it “the single most important piece of unfinished business that lies ahead of us in 2013.” And, in the second quarter of 2013, the federal government announced that it would reimburse 90% of localities’ Sandy-related expenses related to infrastructure damage, up from an earlier reimbursement rate of 75%.

For the third consecutive year, New York State lawmakers passed a budget ahead of schedule. The $141 billion spending plan calls for a 4% increase in spending,

including the added spending based on the federal aid received for post-Sandy rebuilding. A high-tax bracket, first approved as a temporary measure at the end of 2011, was extended by 3 years to 2017.

In April 2013, the governor proposed a capital program to increase debt issuance by 12% in fiscal year 2014. Also during this reporting period, Congress extended until January 1, 2014, the issuance of the tax-exempt Liberty Bonds, which were authorized for New York following 9/11. The extension applies to bonds issued after December 31, 2011. Since the program was established, bonds with a face value of $8 billion have been issued to finance the development of housing, offices, utilities and retail space within the Liberty Zone, which is defined as the area south of Canal Street in Manhattan.

The average distribution yield at NAV in Lipper’s New York Municipal Debt Funds category was 3.68% at the end of this reporting period. At 5.77%, the distribution yield at NAV for this Fund’s Class A shares was 209 basis points higher than the category average.

At the very end of the reporting period, the state’s Dormitory Authority announced that it would price $1 billion in tax-exempt, sales tax revenue bonds, with proceeds to be used for a variety of state capital projects.

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In other bond-related state news, the New York Metropolitan Transportation Authority set into place plans to generate $600 million in cost savings or new revenues by reducing office space and maximizing the value of its real estate holdings. It has been reported that this project will involve demolishing its three current buildings and redeveloping this location, which is a full block from 44th to 45th Streets in Midtown Manhattan.

Late in this reporting period, according to The Bond Buyer, a daily newspaper that covers the municipal bond industry, the MTA identified $1.9 billion in new resources in its “plan” period, which runs through 2017. This revenue will come from “higher tax revenues and lower pension contributions, energy costs, debt service and health insurance costs.”

In June 2013, the New York State legislature agreed to create the Financial Restructuring Board for Local Governments. The 10-member board will provide local governments across the state with plans and strategies to overcome financial challenges. Municipalities and counties that join this initiative will be contractually committed to follow the plans set out by the board. One goal of this project is to reduce pressure on taxpayers for payment of public services and debt.

Late in the reporting period, State Comptroller Thomas DiNapoli expanded his list of local governments that have been assessed as facing fiscal stress. In an update to an earlier report, the comptroller explained that the list includes

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municipalities that have low fund balances, a pattern of operating deficits and an inadequate amount of cash to pay their bills. Municipal officials were critical of the methodology, noting that many of the municipalities on the list have “solid” bond ratings.

In New York City, Mayor Bloomberg and City Council Speaker Christine Quinn enacted a $70 billion budget in June. The spending plan for fiscal 2014 includes $250 million for storm resiliency and $58 million for the Housing Authority to offset cuts experienced due to federal sequestration.

During fiscal 2013, New York City sold $12.8 billion of bonds, of which $6.8 billion were new-money bonds for capital improvements. The remainder were refinancings, which officials say led to gross savings of $917 million. In July, it sold $634 million in general obligation (G.O.) bonds, half to retail investors. Of the total, about 80% were tax exempt. At the end of July, the city sold another $377 million in tax-exempt refunding G.O.s. At the end of September, the city sold just over $1 billion in G.O.s, about a third of which were bought by retail investors.

In August 2013, Moody’s Investors Service changed its outlook on New York State G.O. debt to positive and affirmed its Aa2 rating. The credit rating agency said that the new outlook “reflects improvements in the state’s economy governance, financial position and fiscal outlook that, if

7    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

continued, would allow the state to improve its reserves and draw closer to structural balance.” The G.O. ratings from Standard & Poor’s and Fitch Ratings remained steady, at AA.

As often happens, the muni market responded more quickly to “negative” news than to “positive” news this reporting period. Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held approximately 500 securities as of September 30, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 5.77% at net asset value as of September 30, 2013, was 209 basis points higher than the average in Lipper’s New York Municipal Debt Funds category, which was 3.68%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 10.89%, based on the

Fund’s standardized yield as of September 30, 2013, and the current federal and New York State income tax rates.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

The dividend of the Fund, which was 5.6 cents per Class A share at the outset of the reporting period, was reduced to 5.4 cents per share with the December 2012 payout and again to 5.2 cents with the July 2013 payout. In all, the Fund distributed 64.6 cents per share this reporting period, including a small amount of taxable income.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement

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with U.S. tobacco manufacturers, represented 22.6% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance.

Late in this reporting period, an arbitration panel that was seeking to resolve a long-standing dispute related to MSA payments issued a favorable ruling. At issue was whether the states and municipalities that signed the MSA (including New York State and other New York municipalities) had “diligently enforced” its terms in 2003 and should therefore retain the disputed portion of the annual MSA proceeds known as the non-participating manufacturer adjustment. All of the states that had issued “tobacco bonds” were found to have been compliant with the MSA’s terms and will receive millions of dollars apiece. These payments will further support the debt-service obligations on the “tobacco bonds” of these states. This ruling represented good news for investors in “tobacco bonds” issued in New York State and for this Fund’s shareholders. The market rallied after this ruling was announced.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers.

As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.4% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education among other things.

More than half of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 8.0% of the Fund’s total assets this reporting period.

Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and

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the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances.

During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

Near the beginning of this reporting period, Alejandro Garcia Padilla was elected to replace Luis Fortuño as the Commonwealth’s governor. Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014. All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

In the latter months of this reporting period, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize general obligation debt-service payments. These reports led to increased pricing pressure and, as a result, the Fund’s holdings in the Commonwealth detracted from performance this reporting period.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations; according to the Government Development Bank of Puerto Rico, “In the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

Long-term shareholders in this Fund and in many of our competitors’ funds have benefited from the triple-tax-free status of

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income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive.

The Fund continued to be invested in the higher education sector this reporting period, which constituted 14.4% of total assets as of September 30, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. These bonds have regularly provided high levels of tax-free income. However, “credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the higher education sector (and many other sectors) to detract from the Fund’s performance this reporting period. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

The Fund’s holdings in municipal bonds issued by utilities represented 11.3% of total assets at the end of this reporting period. As of September 30, 2013, this set of holdings included electric utilities with 6.4% of the Fund’s total assets, water utilities with 2.8% and sewer utilities with 2.1%. Our holdings in this sector consist of securities in the midrange of the credit spectrum. In aggregate, the Fund’s utilities holdings detracted from the Fund’s performance during this reporting period as credit spreads widened.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 8.9% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Commonwealth of Puerto Rico and many municipalities throughout the United States. The sell-off of Puerto Rican securities took its toll on the G.O. sector, which was a detractor from Fund performance this reporting period.

As of September 30, 2013, the Fund was invested in the hospital/healthcare sector, comprising 7.0% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. The credit spread widening that occurred during this reporting period caused this sector to be a detractor from Fund performance.

The impact of credit spread widening and higher yields was also felt in other sectors in which the Fund was invested as of September 30, 2013. For example, the Government Appropriations sector detracted from the Fund’s performance this reporting period, as did securities the Fund held in the following sectors: education, diversified financial services, highways/commuter facilities, marine/aviation facilities and correctional facilities.

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During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. In a low-interest-rate environment, a fund’s investments in “inverse floaters” can help enhance a fund’s yield, as occurred this reporting period. However, during the 12-month period ended September 30, 2013, the prices of this Fund’s “inverse floaters” declined and the bonds failed to contribute positively to the Fund’s total return. Investors should note that rising rates in the short-term market serve to reduce the income that “inverse floaters” provide industry-wide. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because of the attractive yields they can produce under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

Our approach to municipal bond investing is flexible and responsive to market conditions.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2013, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

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Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will help our funds deliver above-average yields (relative to peer funds). We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	22.6%
Higher Education	14.4
General Obligation	8.9
Sales Tax Revenue	8.0
Hospital/Healthcare	7.0
Electric Utilities	6.4
Real Estate Management & Development	4.1
Adult Living Facilities	4.0
Not-for-Profit Organization	4.0
Highways/Commuter Facilities	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Advisor- Rated	Total
AAA	4.0%	0.1%	4.1%
AA	17.8	0.0	17.8
A	15.5	0.2	15.7
BBB	27.7	6.6	34.3
BB or lower	19.7	8.4	28.1

Total	84.7%	15.3%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/13

	Without Sales Charge	With Sales Charge
Class A	5.77%	5.49%
Class B	4.82	N/A
Class C	5.01	N/A
Class Y	5.96	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/13

Class A	5.62%
Class B	4.86
Class C	5.07
Class Y	6.14

TAXABLE EQUIVALENT YIELDS

As of 9/30/13

Class A	10.89%
Class B	9.42
Class C	9.83
Class Y	11.90

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-6.68%	6.51%	4.24%	6.60%
Class B (ONYBX)	3/1/93	-7.54	5.58	3.75	4.44
Class C (ONYCX)	8/29/95	-7.41	5.68	3.43	4.01
Class Y (ONYYX)	1/31/11	-6.45	N/A	N/A	7.66

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-11.11%	5.47%	3.74%	6.43%
Class B (ONYBX)	3/1/93	-11.96	5.25	3.75	4.44
Class C (ONYCX)	8/29/95	-8.29	5.68	3.43	4.01
Class Y (ONYYX)	1/31/11	-6.45	N/A	N/A	7.66

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.052 for the 28-day accrual period ended September 24, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 24, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0435, $0.0452 and $0.0538, respectively, for the 28-day accrual period ended September 24, 2013, and on the corresponding net asset values on that date.

16    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 103 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal and New York State combined tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

17    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$1,000.00	$902.30	$4.64
Class B	1,000.00	897.70	9.52
Class C	1,000.00	898.70	8.51
Class Y	1,000.00	903.50	3.49
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.21	4.92
Class B	1,000.00	1,015.09	10.10
Class C	1,000.00	1,016.14	9.04
Class Y	1,000.00	1,021.41	3.71

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.99
Class C	1.78
Class Y	0.73

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2013

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—112.9%
New York—89.9%
$700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625%	12/01/2034	$703,850
125,000	Albany County, NY IDA (Wildwood Programs)	5.000	07/01/2026	111,605
200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	187,386
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	521,470
500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	524,660
1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,039,290
2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,902,726
560,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	544,034
285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	263,602
100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	84,167
150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	131,849
100,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000	05/01/2025	14,970
3,765,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	3,304,352
590,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	581,976
1,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.500	11/15/2027	1,059,890
1,380,000	Albany, NY IDA, Series B1	5.750	11/15/2032	1,446,061
1,365,000	Albany, NY IDA, Series D1	5.750	11/15/2027	1,458,557
4,360,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,606,155
9,235,000	Brookhaven, NY IDA (Dowling College)[1]	6.750	11/01/2032	9,240,449
350,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2030	329,025
250,000	Broome County, NY IDA (University Plaza)	5.200	08/01/2036	226,437
270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	280,892
130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	145,103
3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,314,340
1,200,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,214,460
1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,232,846
1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,525,124
785,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	758,852
790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	707,571
140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	142,898
300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	277,407
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	30,915

20    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York Continued
$45,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2036	$45,541
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	55,432
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	40,542
25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	25,851
60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	60,403
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	30,764
40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	40,649
45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	45,472
55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	55,390
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2039	50,430
50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	50,468
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	35,648
30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	30,845
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	35,797
35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	35,729
200,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	201,296
520,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	501,831
75,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.750	07/01/2040	70,043
135,000	Coeymans, NY Fire District	5.000	10/15/2025	138,615
130,000	Coeymans, NY Fire District	5.000	10/15/2024	133,747
140,000	Coeymans, NY Fire District	5.000	10/15/2026	143,405
1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,153,734
840,000	Colonie, NY GO1	6.000	04/01/2033	931,863
15,000	Deerfield, NY GO	5.500	06/15/2021	15,672
15,000	Deerfield, NY GO	5.500	06/15/2022	15,615
20,000	Deerfield, NY GO	5.600	06/15/2028	20,462
20,000	Deerfield, NY GO	5.600	06/15/2026	20,564
30,000	Deerfield, NY GO	5.600	06/15/2034	30,395
25,000	Deerfield, NY GO	5.600	06/15/2032	25,405
25,000	Deerfield, NY GO	5.600	06/15/2031	25,437
15,000	Deerfield, NY GO	5.500	06/15/2023	15,557
15,000	Deerfield, NY GO	5.500	06/15/2024	15,533
20,000	Deerfield, NY GO	5.600	06/15/2027	20,515
20,000	Deerfield, NY GO	5.500	06/15/2025	20,637
30,000	Deerfield, NY GO	5.600	06/15/2035	30,342
35,000	Deerfield, NY GO	5.600	06/15/2036	35,364
25,000	Deerfield, NY GO	5.600	06/15/2029	25,532
25,000	Deerfield, NY GO	5.600	06/15/2030	25,481
30,000	Deerfield, NY GO	5.600	06/15/2033	30,441
36,135,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2046	34,764,399
8,010,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	6,581,016
570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	564,021
250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.250	07/01/2025	272,567

21    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750%		07/01/2030	$486,076
100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2040	106,037
1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.500		05/01/2034	1,390,244
130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	116,009
135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	143,581
225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	240,053
265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	283,796
500,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	513,295
415,000	Erie County, NY IDA (Global Concepts Charter School)[1,3]	6.250		10/01/2037	418,088
1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125		11/15/2016	1,494,593
350,000	Erie County, NY IDA (Orchard Park CCRC)	5.000		11/15/2014	352,453
2,420,000	Erie County, NY IDA (The Episcopal Church Home)	5.875		02/01/2018	2,423,412
950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	950,399
55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875	[4]	06/01/2050	1,152,735
92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607	[4]	06/01/2055	725,880
29,515,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	22,092,863
36,405,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	28,328,551
110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	109,374
60,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	60,911
815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000		12/01/2027	776,736
70,000	Hempstead Village, NY GO1	5.000		09/15/2026	71,463
70,000	Hempstead Village, NY GO1	5.000		09/15/2025	71,800
410,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	364,301
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750		07/01/2039	1,028,960
1,790,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,790,698
5,600,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750		02/15/2047	5,935,496
2,335,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[5]	11/01/2045	2,011,065
3,505,000	Islip, NY IDA (Engel Burman at Sayville)	6.500	[5]	11/01/2045	3,018,751
1,425,000	Islip, NY IDA (Engel Burman at Sayville)[3]	6.500	[5]	11/01/2045	1,317,014
2,420,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	2,497,634
280,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250		12/01/2031	288,982
5,000,000	L.I., NY Power Authority[1]	6.000		05/01/2033	5,663,250
8,620,000	L.I., NY Power Authority, Series A1	5.000		05/01/2038	8,722,750
10,610,000	L.I., NY Power Authority, Series A	5.000		09/01/2042	10,677,904
4,850,000	L.I., NY Power Authority, Series A1	5.750		04/01/2039	5,203,128
5,000,000	L.I., NY Power Authority, Series A1	6.250		04/01/2033	5,685,400
3,300,000	L.I., NY Power Authority, Series B	5.000		09/01/2029	3,405,303

22    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York Continued
$415,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000%		06/01/2040	$389,702
15,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.750		05/01/2023	15,003
1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000		12/01/2032	1,467,458
230,000	Monroe County, NY IDA (Summit at Brighton)	5.375		07/01/2032	168,158
400,000	Monroe County, NY IDA (Summit at Brighton)	5.500		07/01/2027	321,444
540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	551,556
150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	156,658
75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	76,522
150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	159,732
250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	262,457
10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[6]	5.500		08/15/2040	10,417,300
4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[6]	5.750		08/15/2035	4,805,064
302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[4]	06/01/2061	1,078,324
1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	1,002,480
4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	3,923,040
500,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	496,240
290,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	282,257
1,695,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,651,964
405,000	Nassau County, NY IDA (ALIA-CMA)	6.125		09/01/2018	394,186
280,000	Nassau County, NY IDA (ALIA-EFLI)	6.125		09/01/2018	272,524
160,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	155,728
4,330,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	2,401,418
180,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2027	99,828
185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	164,691
2,435,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,448,685
70,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	62,315
430,000	Nassau County, NY IDA, Series A-B	6.000		06/01/2021	418,356
2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	1,987,060
60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[4]	06/01/2060	267,000
85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[4]	06/01/2046	2,725,023
26,655,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	19,499,199
37,830,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	28,628,231

23    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$525,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750%		06/01/2018	$526,775
385,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	358,404
655,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	628,237
70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	70,928
150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	146,208
100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	99,473
1,935,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	1,845,255
110,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	111,098
22,685,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	21,435,737
5,120,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	5,119,539
850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	668,151
5,905,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	4,282,129
3,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	3,065,370
11,240,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	8,063,126
334,000,000	NY Counties Tobacco Trust V	7.850	[4]	06/01/2060	1,202,400
84,200,000	NY Counties Tobacco Trust V	6.850	[4]	06/01/2055	836,106
30,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[6]	5.125		01/15/2044	31,265,700
4,910,000	NY Liberty Devel. Corp. (Bank of America Tower)[1]	5.625		01/15/2046	5,184,616
20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[6]	5.625		01/15/2046	21,118,600
235,000	NY MTA, Series 2008C1	6.500		11/15/2028	275,255
1,200,000	NY MTA, Series A1	5.250		11/15/2038	1,244,904
4,000,000	NY MTA, Series C	5.000		11/15/2038	4,088,720
2,810,000	NY MTA, Series C1	5.000		11/15/2027	3,043,623
350,000	NY MTA, Series D	5.000		11/15/2032	365,624
6,150,000	NY MTA, Series D	5.000		11/15/2030	6,481,300
1,000,000	NY MTA, Series D1	5.000		11/15/2034	1,030,140
5,000,000	NY MTA, Series D1	5.000		11/15/2031	5,227,150
2,450,000	NY MTA, Series D-1	5.000		11/01/2028	2,629,242
3,000,000	NY MTA, Series E	5.000		11/15/2029	3,187,230
400,000	NY MTA, Series H1	5.000		11/15/2033	416,940
7,580,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	7,626,162
1,900,000	NY Seneca Nation Indians Capital Improvements[1]	5.250		12/01/2016	1,946,037
300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	324,507
400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	432,216
250,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2031	268,550
5,500,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	4,859,855
925,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	905,649
75,000,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	56,586,000
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250	[5]	11/01/2042	4,990,600
5,000,000	NYC GO	5.000		08/01/2030	5,419,950
5,000	NYC GO1	5.375		08/01/2027	5,016
865,000	NYC GO	5.000		10/01/2032	923,785
20,000	NYC GO1	5.500		11/15/2037	20,067
1,400,000	NYC GO	5.000		08/01/2031	1,504,720
1,000,000	NYC GO	5.000		08/01/2030	1,080,460
750,000	NYC GO	5.000		03/01/2033	800,468

24    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York Continued
$700,000	NYC GO1	5.000%	08/01/2035	$737,982
15,000,000	NYC GO6	5.375	04/01/2036	16,553,700
11,000,000	NYC GO6	5.125	03/01/2026	12,422,630
45,000	NYC GO1	6.000	05/15/2022	45,171
6,200,000	NYC GO1	5.000	08/01/2032	6,594,816
20,000,000	NYC GO6	5.625	11/15/2031	22,403,001
10,000	NYC GO1	5.300	01/15/2026	10,044
450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	466,371
1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,650,611
410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	423,879
5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	5,005
5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,210,100
60,000	NYC IDA (Assoc. for Metro Area Autistic Children)	4.500	07/01/2021	57,677
2,100,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2034	2,129,610
500,000	NYC IDA (Beth Abraham Health Services)	6.500	11/15/2027	512,875
2,760,000	NYC IDA (Beth Abraham Health Services)	6.500	02/15/2022	2,834,051
500,000	NYC IDA (Calhoun School)	6.625	12/01/2034	515,545
6,000,000	NYC IDA (Calhoun School)	6.625	12/01/2034	6,133,380
960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	960,202
625,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	528,963
510,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	431,633
1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	1,799,736
350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	340,977
150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	150,912
725,000	NYC IDA (Family Support Systems)[2]	7.500	11/01/2034	362,413
1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,485,364
300,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	295,605
420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	395,892
210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	200,075
1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	971,795
2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,301,449
6,045,000	NYC IDA (Mount St. Vincent)	5.250	06/01/2036	5,993,134
1,500,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2037	1,510,530
1,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	1,407,037
2,070,000	NYC IDA (PSCH)	6.375	07/01/2033	2,004,774
2,500,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2039	2,207,725
750,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2031	699,390
750,000	NYC IDA (Reece School)	7.500	12/01/2037	783,353
70,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	69,990
756,500	NYC IDA (Studio School)[2]	7.000	11/01/2038	457,130
5,345,000	NYC IDA (The Child School)	7.550	06/01/2033	5,359,057
915,000	NYC IDA (Tides Two Rivers Foundation)	5.650	12/01/2039	665,507
3,500,000	NYC IDA (Unicef)	5.300	11/01/2038	3,238,830
4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	4,834,462
5,600,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	5,215,560

25    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York Continued
$2,280,000	NYC IDA (Vaughn College Aeronautics)[1]	5.250%	12/01/2036	$2,054,098
785,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	786,813
545,000	NYC IDA (Vaughn College Aeronautics)[1]	5.000	12/01/2021	546,259
5,600,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	3,079,328
2,525,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	2,941,726
2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,477,493
40,000,000	NYC Municipal Water Finance Authority[6]	5.500	06/15/2040	43,805,600
20,000,000	NYC Municipal Water Finance Authority[6]	5.000	06/15/2037	20,238,368
5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,358,550
5,500,000	NYC Transitional Finance Authority[1]	5.000	02/01/2035	5,789,190
20,000,000	NYC Transitional Finance Authority[6]	5.000	01/15/2034	21,595,200
5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	5,786,660
5,870,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2031	6,305,671
300,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	332,220
5,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2032	5,325,250
1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000	08/01/2033	1,063,030
50,000	NYS DA (Audit & Control)[1]	5.000	04/01/2029	50,135
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	156,581
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	72,197
70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	71,639
150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	157,919
180,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2018	176,780
1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,159,700
125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	121,799
300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	278,328
190,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2027	191,081
50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	48,860
6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	6,942,213
3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,028,926
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	806,355
750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	771,645
540,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2021	549,272
830,000	NYS DA (Interagency Council Pooled Loan Program)	7.000	07/01/2031	836,773
900,000	NYS DA (Interagency Council)	7.000	07/01/2035	1,135,053
250,000	NYS DA (Iona College)	5.000	07/01/2032	251,038
3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,310,432
2,000,000	NYS DA (LIJMC/NSUH/NSUHGC Obligated Group)[1]	5.500	05/01/2037	2,088,200
365,000	NYS DA (Manhattan College)	5.300	07/01/2037	363,259
140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	143,255
1,360,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	1,377,000
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,016,360
150,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2041	151,076
1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,541,640

26    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York Continued
$325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000%	11/01/2026	$292,259
20,000,000	NYS DA (Personal Income Tax)[6]	5.000	03/15/2037	20,464,400
1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,710,942
3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,208,490
340,000	NYS DA (Providence Rest)	5.250	07/01/2025	324,751
300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	308,577
200,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	237,964
360,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	426,280
250,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	301,080
50,000	NYS DA (St. John’s University)	5.000	07/01/2028	52,976
1,955,000	NYS DA (St. John’s University)	5.000	07/01/2030	2,034,999
200,000	NYS DA (St. John’s University)	5.000	07/01/2027	214,330
500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	503,345
19,700,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	20,085,923
20,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.750	03/15/2036	22,397,198
10,000,000	NYS DA (State Personal Income Tax Authority)	5.000	02/15/2036	10,487,700
1,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2030	1,066,280
3,000,000	NYS DA (State University Educational Facilities)	5.000	05/15/2029	3,230,490
15,000,000	NYS DA (State University Educational Facilities)[1]	5.000	05/15/2025	17,003,250
2,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2035	2,080,640
560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	610,053
1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,045,670
2,040,000	NYS DA (Yeshiva University)[1]	5.125	07/01/2029	2,050,465
1,360,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,391,729
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000	06/15/2036	5,301,300
20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	20,508
7,500,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	7,742,175
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	5,347,400
1,000,000	NYS Power Authority[1]	5.000	11/15/2038	1,052,430
1,350,000	NYS Thruway Authority	5.000	01/01/2032	1,419,768
10,175,000	NYS Thruway Authority	5.000	01/01/2037	10,486,355
2,330,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2037	2,384,103
55,000	Onondaga County, NY IDA (Salina Free Library)	5.500	12/01/2022	56,201
2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,363,737
1,615,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,656,441
260,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2042	247,062
535,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250	12/01/2041	544,919
1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,828,715
5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,349,200

27    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$2,680,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625%		06/01/2035	$2,619,084
2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	2,016,960
415,000	Rensselaer County, NY Water Service Sewer Authority[1]	5.350		09/01/2047	427,811
6,810,000	Rensselaer, NY City School District COP	5.000		06/01/2026	6,816,742
1,200,000	Rensselaer, NY City School District COP	5.000		06/01/2036	1,174,428
1,060,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	1,035,938
3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	3,076,416
101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252	[4]	08/15/2045	3,459,250
53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637	[4]	08/15/2050	1,065,830
50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.601	[4]	08/15/2060	179,500
230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125		12/01/2027	235,366
105,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000		10/01/2027	106,289
45,000	Sodus Village, NY GO1	5.000		05/15/2036	46,014
45,000	Sodus Village, NY GO1	5.000		05/15/2032	46,364
45,000	Sodus Village, NY GO1	5.000		05/15/2035	46,075
45,000	Sodus Village, NY GO1	5.000		05/15/2034	46,182
45,000	Sodus Village, NY GO1	5.000		05/15/2033	46,273
45,000	Sodus Village, NY GO1	5.000		05/15/2037	45,954
100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	110,668
240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000		09/01/2041	240,480
230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2031	243,791
225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2030	239,557
815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000		07/01/2032	860,673
2,050,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000		07/01/2028	2,094,096
1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000		12/01/2040	1,044,550
620,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375		12/01/2040	620,725
95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500		11/01/2037	84,571
10,000	Suffolk County, NY IDA (ALIA-DDI)[3]	5.950		10/01/2021	9,624
390,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500		11/01/2037	347,186
8,515,000	Suffolk County, NY IDA (Dowling College)	5.000		06/01/2036	7,553,316
140,000	Suffolk County, NY IDA (Dowling College)[1]	6.700		12/01/2020	140,043

28    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York Continued
$300,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375%		01/01/2027	$277,311
9,000,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000		11/01/2028	9,165,600
1,000,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550		02/01/2034	1,034,760
210,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	204,357
620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	603,341
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000		03/01/2026	1,009,650
505,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200		02/01/2035	445,531
5,985,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.000		11/01/2035	5,205,514
185,000	Suffolk County, NY IDA (Southampton Hospital Assoc.)	7.250		01/01/2020	184,147
215,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250		07/01/2022	191,475
750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000		06/01/2032	733,913
700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250		06/01/2037	686,924
7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	6,555,554
6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.625		06/01/2044	5,830,761
15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.883	[4]	06/01/2048	398,003
1,500,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000		06/01/2048	1,247,670
408,000	Sullivan County, NY Community College COP[2,7]	5.750		08/15/2025	340,974
165,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	153,722
2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000		07/01/2038	2,597,681
6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000		09/01/2030	6,305,021
1,000,000	Ulster County, NY IDA (Kingston Regional Senior Living Corp.)	6.000		09/15/2042	687,410
15,000	Ulster County, NY IDA (Mid-Hudson Family Health Institute)[1]	5.300		07/01/2016	15,057
1,160,000	Utica, NY IDA (Utica College Civic Facility)	6.750		12/01/2021	1,163,666
3,470,000	Utica, NY IDA (Utica College Civic Facility)	5.750		08/01/2028	3,469,827
40,000	Voorheesville, NY GO	5.000		02/15/2028	41,621
35,000	Voorheesville, NY GO	5.000		02/15/2024	36,973
35,000	Voorheesville, NY GO	5.000		02/15/2025	36,799
55,000	Voorheesville, NY GO	5.000		02/15/2035	56,316
60,000	Voorheesville, NY GO	5.000		02/15/2037	61,285
35,000	Voorheesville, NY GO	5.000		02/15/2026	36,653
50,000	Voorheesville, NY GO	5.000		02/15/2032	51,498
45,000	Voorheesville, NY GO	5.000		02/15/2031	46,420
50,000	Voorheesville, NY GO	5.000		02/15/2033	51,403
30,000	Voorheesville, NY GO	5.000		02/15/2023	31,850
60,000	Voorheesville, NY GO	5.000		02/15/2036	61,360

29    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York Continued
$55,000	Voorheesville, NY GO	5.000%		02/15/2034	$56,438
45,000	Voorheesville, NY GO	5.000		02/15/2030	46,607
40,000	Voorheesville, NY GO	5.000		02/15/2027	41,748
40,000	Voorheesville, NY GO	5.000		02/15/2029	41,531
4,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	4,544,329
3,000,000	Westchester County, NY Healthcare Corp., Series B1	6.125		11/01/2037	3,250,290
90,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125		11/01/2037	97,509
3,330,000	Westchester County, NY IDA (EBC White Plains)	8.000	[5]	11/01/2043	3,443,420
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	[5]	11/01/2043	3,448,590
3,335,000	Westchester County, NY IDA (EBC White Plains)	8.000	[5]	11/01/2043	3,448,590
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[5]	11/01/2045	2,293,605
2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[5]	11/01/2045	2,293,605
2,530,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500	[5]	11/01/2045	2,335,140
230,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375		08/01/2024	236,396
80,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2013	80,231
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500		11/01/2033	612,744
10,790,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125		06/01/2045	8,281,109
300,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2026	276,120
825,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000		02/01/2041	847,622
750,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.650		02/01/2039	750,660
950,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000		06/01/2029	1,026,950
4,000,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000		06/01/2041	4,223,280
200,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150		03/01/2015	200,081

					1,075,729,397

U.S. Possessions—23.0%
10,925,000	Guam GO1	7.000		11/15/2039	11,539,967
4,000,000	Guam GO1	5.000		11/15/2023	3,918,920
1,465,000	Guam GO1	5.250		11/15/2037	1,344,943
850,000	Guam GO1	6.750		11/15/2029	891,505
1,200,000	Guam Government Business Privilege[1]	5.000		01/01/2031	1,241,736
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000		07/01/2025	1,011,810
2,525,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	2,528,686

30    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$2,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.625%		07/01/2040	$1,921,060
1,200,000	Guam Power Authority, Series A1	5.500		10/01/2040	1,198,320
170,000	Guam Power Authority, Series A	5.000		10/01/2034	163,377
470,000	Guam Power Authority, Series A	5.000		10/01/2030	488,297
210,000	Guam Power Authority, Series A	5.000		10/01/2023	239,541
260,000	Guam Power Authority, Series A	5.000		10/01/2024	290,690
595,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	576,656
1,865,000	Northern Mariana Islands Commonwealth, Series A3	5.000		10/01/2022	1,626,765
6,280,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	4,781,906
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2033	1,053,330
21,210,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	18,091,918
565,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	419,394
790,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	590,288
945,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2029	694,065
10,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	9,542
8,555,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	7,800,706
6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.593	[4]	05/15/2050	366,975
19,500,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	16,907,475
21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161	[4]	05/15/2055	541,008
75,000	Puerto Rico Commonwealth GO1	5.000		07/01/2024	56,312
8,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	5,719,520
485,000	Puerto Rico Commonwealth GO1	5.500		07/01/2018	429,656
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020	1,693,200
4,595,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	3,315,522
1,225,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	877,565
3,120,000	Puerto Rico Commonwealth GO1	5.125		07/01/2028	2,275,042
6,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	4,268,820
1,980,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	1,426,729
2,500,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	1,780,325
31,225,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	22,651,552
4,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,792,480
1,500,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	1,081,455
2,000,000	Puerto Rico Electric Power Authority, Series A	5.000		07/01/2042	1,373,220
1,945,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	1,460,539
5,735,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	4,464,296
3,410,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2027	2,578,608
5,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	3,749,950
2,155,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	1,617,866
5,450,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2024	4,267,132
3,445,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2022	2,794,309
5,670,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	4,272,572
1,000,000	Puerto Rico Electric Power Authority, Series RR1	5.000		07/01/2027	735,860
3,750,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2026	2,807,625
1,685,000	Puerto Rico Electric Power Authority, Series WW1	5.000		07/01/2028	1,233,942
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	686,520
355,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	256,814

31    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$2,150,000	Puerto Rico Highway & Transportation Authority[1]	5.500%		07/01/2030	$1,559,245
5,000	Puerto Rico Highway & Transportation Authority, Series A1	5.000		07/01/2038	3,354
7,405,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	5,046,137
225,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	154,244
4,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	2,612,520
725,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	569,451
15,000,000	Puerto Rico Infrastructure	5.650	[4]	07/01/2029	4,547,850
4,600,000	Puerto Rico Infrastructure	7.460	[4]	07/01/2030	1,201,520
2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	2,030,400
1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	811,228
130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	101,435
200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	164,358
190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	141,884
855,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022	856,479
100,000	Puerto Rico ITEMECF (International American University)	5.000		10/01/2031	82,829
4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2022	3,891,806
150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	102,833
810,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	593,204
3,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,790,340
1,400,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	1,125,502
235,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	168,335
4,200,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2032	2,957,808
3,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	2,728,908
1,000,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	911,670
4,055,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	2,909,665
14,995,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.250		08/01/2057	12,375,550
18,120,000	Puerto Rico Sales Tax Financing Corp., Series A	5.472	[4]	08/01/2036	3,335,530
277,125,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580	[4]	08/01/2054	19,019,089
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.950	[4]	08/01/2056	1,140,570
25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100	[4]	08/01/2044	3,375,250
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	4,358,800
27,615,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[4]	08/01/2043	3,982,359
26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	5.543	[4]	08/01/2038	4,154,013
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.000		08/01/2040	4,231,300
13,000,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.750		08/01/2057	11,505,000
770,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[8]	08/01/2032	573,419
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	747,750
5,925,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	4,114,024
1,700,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	1,127,066

32    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions Continued
$2,000,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000%	10/01/2032	$1,942,680

				274,951,716

Total Municipal Notes and Bonds (Cost $1,499,392,588)				1,350,681,113

Shares
Common Stocks—0.8%
3,100	CMS Liquidating Trust[9,10] (Cost $9,920,000)			9,920,000

Total Investments, at Value (Cost $1,509,312,588)—113.7%				1,360,601,113

Liabilities in Excess of Other Assets—(13.7)				(164,162,625)

Net Assets—100.0%				$1,196,438,488

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.
2.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See Note 1 of the accompanying Notes.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Represents the current interest rate for a variable or increasing rate security.
6.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.
7.	Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $340,974, which represents 0.03% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Sullivan County, NY Community College COP, 5.75%, 8/15/25	3/23/07	$408,000	$340,974	$67,026

8.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9.	Non-Income producing security.
10.	Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
CHSLI	Catholic Health Services of Long Island
CMA	Community Mainstreaming Associates, Inc.
COP	Certificates of Participation
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EBC	Engel Berman Corp.
EFC	Environmental Facilities Corp.

33    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Abbreviations: Continued

EFLI	Epilepsy Foundation of L.I., Inc.
FIT	Fashion Institute of Technology
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HAII	Homes Anew II, Inc.
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
LIJMC	Long Island Jewish Medical Center
MMC	Mercy Medical Center
MTA	Metropolitan Transportation Authority
NSUH	North Shore University Hospital
NSUHGC	North Shore University Hospital at Glen Cove
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
ROLs	Residual Option Longs
SCHRC	St. Charles Hospital and Rehabilitation Center
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation
UVBH	United Veteran’s Beacon House
V.I.	Virgin Islands
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

34    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value (cost $1,509,312,588)—see accompanying statement of investments	$1,360,601,113

Cash	16,991

Receivables and other assets:
Interest	19,946,272
Shares of beneficial interest sold	5,983,596
Investments sold (including $1,185,000 sold on a when-issued or delayed delivery basis)	2,178,889
Other	392,597

Total assets	1,389,119,458

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	161,480,000
Payable for borrowings (See Note 7)	24,000,000
Investments purchased (including $1,425,000 purchased on a when-issued or delayed delivery basis)	3,910,000
Shares of beneficial interest redeemed	1,356,729
Dividends	1,212,948
Distribution and service plan fees	231,432
Trustees’ compensation	222,584
Shareholder communications	96,557
Transfer and shareholder servicing agent fees	31,715
Interest expense on borrowings	5,381
Other	133,624

Total liabilities	192,680,970

Net Assets	$1,196,438,488

Composition of Net Assets
Par value of shares of beneficial interest	$110,737

Additional paid-in capital	1,444,801,059

Accumulated net investment income	9,170,598

Accumulated net realized loss on investments	(108,932,431)

Net unrealized depreciation on investments	(148,711,475)

Net Assets	$1,196,438,488

35    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,016,553,927 and 94,095,810 shares of beneficial interest outstanding)	$10.80
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.34

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,737,886 and 438,272 shares of beneficial interest outstanding)	$10.81

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $125,711,799 and 11,630,991 shares of beneficial interest outstanding)	$10.81

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $49,434,876 and 4,571,857 shares of beneficial interest outstanding)	$10.81

See accompanying Notes to Financial Statements

36    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

Investment Income
Interest	$84,394,337

Other income	1,629

Total investment income	84,395,966

Expenses
Management fees	6,207,742

Distribution and service plan fees:
Class A	2,830,933
Class B	74,446
Class C	1,511,316

Transfer and shareholder servicing agent fees:
Class A	286,350
Class B	9,353
Class C	62,190
Class Y	14,214

Shareholder communications:
Class A	254,862
Class B	5,618
Class C	56,238
Class Y	10,664

Interest expense and fees on short-term floating rate notes issued (See Note 1)	1,451,967

Borrowing fees	1,010,531

Interest expense on borrowings	40,050

Trustees’ compensation	39,203

Custodian fees and expenses	12,040

Other	140,350

Total expenses	14,018,067
Less waivers and reimbursements of expenses	(38,129)

Net expenses	13,979,938

Net Investment Income	70,416,028

Realized and Unrealized Loss
Net realized loss on investments	(8,480,761)

Net change in unrealized appreciation/depreciation	(154,116,702)

Net Decrease in Net Assets Resulting from Operations	$(92,181,435)

See accompanying Notes to Financial Statements.

37    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Operations
Net investment income	$70,416,028	$68,130,690

Net realized gain (loss)	(8,480,761)	3,019,292

Net change in unrealized appreciation/depreciation	(154,116,702)	93,082,930

Net increase (decrease) in net assets resulting from operations	(92,181,435)	164,232,912

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(63,265,583)	(61,901,133)
Class B	(331,732)	(555,525)
Class C	(6,948,803)	(6,954,133)
Class Y	(2,714,873)	(1,356,003)

	(73,260,991)	(70,766,794)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,853,032)	87,187,287
Class B	(4,401,556)	(3,794,454)
Class C	(10,982,729)	17,318,480
Class Y	15,356,634	31,503,761

	(7,880,683)	132,215,074

Net Assets
Total increase (decrease)	(173,323,109)	225,681,192

Beginning of period	1,369,761,597	1,144,080,405

End of period (including accumulated net investment income of $9,170,598 and $11,894,631, respectively)	$1,196,438,488	$1,369,761,597

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

38    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(92,181,435)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(226,489,780)
Proceeds from disposition of investment securities	246,773,915
Short-term investment securities, net	(12,648,082)
Discount accretion	(5,371,571)
Net realized loss on investments	8,480,761
Net change in unrealized appreciation/depreciation on investments	154,116,702
Change in assets:
Increase in other assets	(10,746)
Decrease in interest receivable	102,799
Increase in receivable for securities sold	(2,013,889)
Change in liabilities:
Increase in other liabilities	101,524
Increase in payable for securities purchased	3,910,000

Net cash provided by operating activities	74,770,198

Cash Flows from Financing Activities
Proceeds from borrowings	338,500,000
Payments on borrowings	(331,300,000)
Payments on short-term floating rate notes issued	(2,500,000)
Proceeds from shares sold	295,837,499
Payments on shares redeemed	(367,196,667)
Cash distributions paid	(12,803,064)

Net cash used in financing activities	(79,462,232)

Net decrease in cash	(4,692,034)

Cash, beginning balance	4,709,025

Cash, ending balance	$16,991

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $60,344,664.

Cash paid for interest on borrowings—$36,340.

Cash paid for interest on short-term floating rate notes issued—$1,451,967.

See accompanying Notes to Financial Statements.

39    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$12.22	$11.33	$11.97	$11.73	$10.60

Income (loss) from investment operations:
Net investment income[2]	0.62	0.66	0.69	0.69	0.65
Net realized and unrealized gain (loss)	(1.39)	0.91	(0.61)	0.19	1.07

Total from investment operations	(0.77)	1.57	0.08	0.88	1.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.65)	(0.68)	(0.72)	(0.64)	(0.59)

Net asset value, end of period	$10.80	$12.22	$11.33	$11.97	$11.73

Total Return, at Net Asset Value[3]	(6.68)%	14.20%	1.12%	7.90%	17.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,016,554	$1,166,115	$998,502	$1,150,410	$1,176,870

Average net assets (in thousands)	$1,174,169	$1,072,671	$984,892	$1,121,641	$933,439

Ratios to average net assets:[4]
Net investment income	5.19%	5.56%	6.31%	5.97%	6.91%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.75%	0.77%	0.75%	0.78%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.14%	0.64%
Interest and fees on short-term floating rates notes issued[5]	0.11%	0.14%	0.16%	0.08%	0.32%

Total expenses	0.94%	0.98%	1.03%	0.97%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.97%	1.03%	0.97%	1.74%

Portfolio turnover rate	15%	14%	21%	16%	22%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

40    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class B	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$12.23	$11.33	$11.98	$11.73	$10.61

Income (loss) from investment operations:
Net investment income[2]	0.51	0.56	0.59	0.59	0.57
Net realized and unrealized gain (loss)	(1.40)	0.92	(0.62)	0.21	1.06

Total from investment operations	(0.89)	1.48	(0.03)	0.80	1.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.58)	(0.62)	(0.55)	(0.51)

Net asset value, end of period	$10.81	$12.23	$11.33	$11.98	$11.73

Total Return, at Net Asset Value[3]	(7.54)%	13.34%	0.13%	7.09%	16.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,738	$9,804	$12,712	$17,430	$20,239

Average net assets (in thousands)	$7,451	$11,225	$13,766	$17,741	$17,152

Ratios to average net assets:[4]
Net investment income	4.22%	4.76%	5.41%	5.12%	6.06%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.66%	1.61%	1.66%	1.60%	1.64%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.14%	0.64%
Interest and fees on short-term floating rates notes issued[5]	0.11%	0.14%	0.16%	0.08%	0.32%

Total expenses	1.85%	1.84%	1.92%	1.82%	2.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.83%	1.92%	1.82%	2.60%

Portfolio turnover rate	15%	14%	21%	16%	22%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

41    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$12.23	$11.33	$11.98	$11.73	$10.61

Income (loss) from investment operations:
Net investment income[2]	0.53	0.57	0.60	0.60	0.58
Net realized and unrealized gain (loss)	(1.40)	0.92	(0.61)	0.20	1.06

Total from investment operations	(0.87)	1.49	(0.01)	0.80	1.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.59)	(0.64)	(0.55)	(0.52)

Net asset value, end of period	$10.81	$12.23	$11.33	$11.98	$11.73

Total Return, at Net Asset Value[3]	(7.41)%	13.42%	0.24%	7.17%	16.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,711	$154,674	$126,880	$157,256	$158,179

Average net assets (in thousands)	$151,268	$139,433	$130,387	$150,880	$122,746

Ratios to average net assets:[4]
Net investment income	4.39%	4.78%	5.53%	5.19%	6.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.53%	1.55%	1.52%	1.56%
Interest and fees from borrowings	0.08%	0.09%	0.10%	0.14%	0.64%
Interest and fees on short-term floating rates notes issued[5]	0.11%	0.14%	0.16%	0.08%	0.32%

Total expenses	1.73%	1.76%	1.81%	1.74%	2.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.75%	1.81%	1.74%	2.52%

Portfolio turnover rate	15%	14%	21%	16%	22%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

42    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class Y	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$12.23	$11.34	$10.46

Income (loss) from investment operations:
Net investment income[3]	0.65	0.67	0.47
Net realized and unrealized gain (loss)	(1.40)	0.92	0.91

Total from investment operations	(0.75)	1.59	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.67)	(0.70)	(0.50)

Net asset value, end of period	$10.81	$12.23	$11.34

Total Return, at Net Asset Value[4]	(6.45)%	14.43%	13.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,435	$39,169	$5,986

Average net assets (in thousands)	$48,673	$22,893	$4,972

Ratios to average net assets:[5]
Net investment income	5.39%	5.69%	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.08%	0.09%	0.10%
Interest and fees on short-term floating rates notes issued[6]	0.11%	0.14%	0.16%

Total expenses	0.70%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.75%	0.80%

Portfolio turnover rate	15%	14%	21%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2.	For the period from January 31, 2011 (inception of offering) to September 30, 2011.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

43    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”), formerly Oppenheimer AMT-Free New York Municipals, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

44    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the

45    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities

46    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

(and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2013, the Fund’s maximum exposure under such agreements is estimated at $105,320,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2013, municipal bond holdings with a value of $271,367,311 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $161,480,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$2,240,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	9.175%	8/15/35	$2,570,064
5,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester) ROLs[3]	8.750	8/15/40	5,417,300

47    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	9.117%	1/15/46	$11,118,600
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) ROLs[3]	8.268	1/15/44	16,265,700
6,670,000	NYC GO DRIVERS	13.110	11/15/31	9,073,001
3,750,000	NYC GO LIFERS	21.219	4/1/36	5,303,700
2,750,000	NYC GO ROLs	15.705	3/1/26	4,172,630
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	17.099	6/15/40	13,805,600
4,160,000	NYC Municipal Water Finance Authority ROLs[3]	18.329	6/15/37	4,398,368
10,000,000	NYC Transitional Finance Authority ROLs[3]	8.080	1/15/29	11,595,200
10,000,000	NYS DA (Personal Income Tax) DRIVERS	7.914	9/15/31	10,464,400
6,670,000	NYS DA (State Personal Income Tax Authority)	13.435	3/15/36	9,067,198
7,500,000	Puerto Rico Sales Tax Financing Corp. LIFERS[3]	9.677	8/1/57	4,880,550
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.908	8/1/57	1,755,000

				$109,887,311

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.
3.	Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $161,480,000 or 11.62% of its total assets as of September 30, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

48    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,425,000
Sold securities	1,185,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

Cost	$7,587,237
Market Value	$4,254,815
Market Value as a % of Net Assets	0.36%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

49    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$12,116,543	$—	$108,231,879	$149,412,033

1.	As of September 30, 2013, the Fund had $108,231,879 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$6,626,486
2017	26,431,288
2018	43,255,092
No expiration	31,919,013

Total	$108,231,879

2.	During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.
3.	During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$120,930	$120,930

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

50    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
Distributions paid from:
Exempt-interest dividends	$72,668,616	$70,499,805
Ordinary income	592,375	266,989

Total	$73,260,991	$70,766,794

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,349,016,493 [1]

Gross unrealized appreciation	$32,552,974
Gross unrealized depreciation	(181,965,007)

Net unrealized depreciation	$(149,412,033)

1.	The Federal tax cost of securities does not include cost of $160,996,653, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$14,992
Payments Made to Retired Trustees	14,560
Accumulated Liability as of September 30, 2013	107,889

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

51    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

52    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

53    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

54    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$1,075,714,427	$14,970	$1,075,729,397
U.S. Possessions	—	274,951,716	—	274,951,716
Common Stocks	—	—	9,920,000	9,920,000

Total Investments, at Value	$—	$1,350,666,143	$9,934,970	$1,360,601,113

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

55    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	17,119,148	$205,773,543	15,871,727	$188,327,944
Dividends and/or distributions reinvested	4,477,273	53,242,609	4,252,769	50,364,985
Redeemed	(22,888,459)	(266,869,184)	(12,888,309)	(151,505,642)

Net increase (decrease)	(1,292,038)	$(7,853,032)	7,236,187	$87,187,287

Class B
Sold	6,139	$73,400	109,381	$1,280,060
Dividends and/or distributions reinvested	23,293	279,978	39,405	465,279
Redeemed	(392,682)	(4,754,934)	(468,947)	(5,539,793)

Net decrease	(363,250)	$(4,401,556)	(320,161)	$(3,794,454)

Class C
Sold	2,609,024	$31,553,229	2,744,278	$32,552,213
Dividends and/or distributions reinvested	444,861	5,297,185	424,978	5,035,525
Redeemed	(4,068,014)	(47,833,143)	(1,719,821)	(20,269,258)

Net increase (decrease)	(1,014,129)	$(10,982,729)	1,449,435	$17,318,480

Class Y
Sold	5,208,174	$61,685,190	2,978,970	$35,132,435
Dividends and/or distributions reinvested	127,115	1,524,892	53,858	643,993
Redeemed	(3,964,904)	(47,853,448)	(359,484)	(4,272,667)

Net increase	1,370,385	$15,356,634	2,673,344	$31,503,761

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2013 were as follows:

	Purchases	Sales
Investment securities	$226,489,780	$246,773,915

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:.

56    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

57    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$1,612,452
Class C	2,750,601

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2013	$216,850	$45,257	$13,637	$45,656

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended September 30, 2013, the Manager reimbursed the Fund $38,129 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

58    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

6. Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1657% as of September 30, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2013 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

59    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Borrowings (Continued)

As of September 30, 2013, the Fund had borrowings outstanding at an interest rate of 0.1657%. Details of the borrowings for the year ended September 30, 2013 are as follows:

Average Daily Loan Balance	$21,894,795
Average Daily Interest Rate	0.183%
Fees Paid	$729,075
Interest Paid	$36,340

8. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

60    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

8. Reverse Repurchase Agreements (Continued)

The Fund executed no transactions under the Facility during the year ended September 30, 2013.

Details of reverse repurchase agreement transactions for the year ended September 30, 2013 are as follows:

Fees Paid	$269,779

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties – including the Fund – in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court

61    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Pending Litigation (Continued)

entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and A(iii) AArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

62    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free New York Municipal Fund (formerly Oppenheimer AMT-Free New York Municipals), including the statement of investments, as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free New York Municipal Fund as of September 30, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2013 are eligible for the corporate dividend-received deduction. 99.19% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

64    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

65    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni New York long funds. The Board noted that the Fund’s one-year, three-year, five-year, and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New York long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

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Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	97,834,282	4,830,985
David K. Downes	97,664,724	5,000,542
Matthew P. Fink	97,683,841	4,981,425
Edmund Giambastiani, Jr.	98,316,544	4,348,723
Phillip A. Griffiths	97,694,558	4,970,709
Mary F. Miller	97,694,608	4,970,658
Joel W. Motley	98,159,820	4,505,447
Joanne Pace	98,618,120	4,047,146
Mary Ann Tynan	98,029,249	4,636,018
Joseph M. Wikler	97,707,039	4,958,227
Peter I. Wold	98,150,958	4,514,308
William F. Glavin, Jr.	98,643,866	4,021,401

On September 27, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013 and August 12, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
46,933,604	3,331,890	9,590,659

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
47,346,401	3,131,394	9,378,357

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
47,032,653	3,453,297	9,370,202

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
47,237,197	3,256,557	9,362,399

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
47,245,763	3,164,451	9,445,941

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
46,846,809	3,567,381	9,441,963

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2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
46,520,214	3,862,941	9,472,997

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
46,337,466	4,065,245	9,453,440

2i: Proposal to remove miscellaneous fundamental policy relating to investment strategy restriction

For	Against	Abstain
46,439,356	3,855,573	9,561,223

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
45,222,580	5,040,887	9,592,688

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
46,188,474	4,196,619	9,471,060

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
47,844,330	2,606,700	9,405,126

69    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University

72    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Phillip A. Griffiths, Continued	(1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

74    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

75    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder

76    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Arthur S. Gabinet, COntinued	Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

77    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

78    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

79    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

80    OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0360.001.0913 November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,900 in fiscal 2013 and $42,000 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $786,580 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/11/2013